Taxes on Income	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
TAXES ON INCOME

NOTE 13 – TAXES ON INCOME

a.	The Israeli corporate tax rate is 23%.

b.	The Company has not paid income taxes since its incorporation. Tax assessments through the year ended December 31, 2017 are deemed to be final.

c.	The Parent and its subsidiaries are taxed separately.

The Company measures its results for tax purposes in nominal terms in NIS based on financial reporting under Israeli accounting principles, therefore, there are differences between the Company’s taxable income (loss) and income (loss) reflected in these financial statements.

The Parent has loss carry-forwards amounting to approximately $42 million deductible only against sale of assets and/or activities in connection with income generated from its clinical development programs prior to the Company’s merger transaction in March 2019, upon consummation of which Enlivex Therapeutics R&D Ltd. became a wholly owned subsidiary of the Company, and the Company changed its name from Bioblast Pharma Ltd. to Enlivex Therapeutics Ltd. As of December 31, 2022, the Parent had additional losses carry-forward amounting to approximately $14.5 million, deductible from future taxable income.

As of December 31, 2022, Enlivex Therapeutics R&D Ltd. and Enlivex Therapeutics RDO Ltd. had losses carry-forward amounting to approximately $46 and $0.5 million, respectively, deductible from future taxable income.

These losses carry-forward have no expiration date.

d.	The components of the provision for income taxes are as follows:

Year ended December 31,
(in thousands)	2022	2021	2020
Current tax	$-	$-	$-
Deferred tax	-	-	-
Provision for income taxes, net	$-	$-	$-

e.	A reconciliation between the Company’s effective tax rate and the statutory rate are as follows:

	Year ended December 31,
	2022	2021	2020
Statutory tax rate	23%	23%	23%
Permanent differences	(4)%	7%	5%
Change in valuation allowance	(19)%	(30)%	(28)%
Effective tax rate	-	-	-

f.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax purposes.

As of December 31, 2022, the Company had provided a full valuation allowance in respect of deferred tax assets. Management currently believes that because the Company has a history of losses, it is more likely than not that the deferred tax regarding the loss carry-forward and other temporary differences will not be realized for the foreseeable future.

Components of the Company’s deferred tax liabilities and assets are as follows:

	Year ended December 31,
(in thousands)	2022	2021
Tax assets in respect of:
Accrued employees’ and directors’ compensation	$213	$308
Stock based compensation	1,365	746
Research and development expenses	3,486	2,527
Fixed assets	185	-
Net loss carryforward	23,693	22,444
Total deferred tax assets	28,942	26,025
Less - valuation allowance	(28,942)	(26,025)
Deferred tax assets	$-	$-